UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2025
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Performance Drive, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 468-2512
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2025, Under Armour, Inc. (the “Company” or “Under Armour”) issued a press release announcing the election of Dawn N. Fitzpatrick, age 55, Eugene D. Smith, age 69, and Robert J. Sweeney, age 57, as Directors of the Company effective April 15, 2025. The Board of Directors expects to appoint Ms. Fitzpatrick and Mr. Sweeney as members of the Audit Committee and the Finance and Capital Planning Committee and Mr. Smith as a member of the Corporate Governance and Sustainability Committee and the Human Capital and Compensation Committee effective May 1, 2025.
Pursuant to the Under Armour, Inc. Fiscal Year 2025 Non-Employee Director Compensation Plan (“Director Compensation Plan”), as a new Director of the Company, each of Ms. Fitzpatrick, Mr. Smith and Mr. Sweeney will receive an initial award of restricted stock units for shares of the Company’s Class C common stock valued at $100,000 on the grant date that vests in three equal annual installments. Pursuant to the Director Compensation Plan, non-employee directors receive an annual restricted stock unit award each year following the annual meeting of stockholders. Each of Ms. Fitzpatrick, Mr. Smith and Mr. Sweeney will receive a pro-rated annual award valued at $62,500 on the grant date (pro-rated from $150,000). The grant date for the initial and annual awards will be April 15, 2025. For a full description of the Company’s director compensation program, see the “Corporate Governance and Related Matters-Compensation of Directors” section of the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders.
There are no transactions in which Ms. Fitzpatrick, Mr. Smith or Mr. Sweeney has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Fitzpatrick, Mr. Smith or Mr. Sweeney and any other persons pursuant to which she or he, as applicable, was elected as a director.
A copy of the Company’s press release announcing the director appointments is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Under Armour, Inc. press release dated April 15, 2025.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: April 15, 2025	By:	/s/ Mehri Shadman
Mehri Shadman
Executive Vice President, Chief Legal Officer & Corporate Secretary